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                                 AMENDMENT NO. 1
                                       to
                           SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 1 is entered into as of July 20, 2000 by and among HEAFNER TIRE GROUP, INC., a Delaware corporation, WINSTON TIRE COMPANY, a California corporation, THE SPEED MERCHANT, INC., a California corporation, CALIFORNIA TIRE COMPANY, a California corporation (the "Borrowers"), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (the "Lenders"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, as administrative agent (the "Administrative Agent") for the Lenders.

                              Preliminary Statement

         The Borrowers, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Loan and Security Agreement dated as of March 6, 2000 (the "Loan Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined). The parties to the Loan Agreement have agreed to amend certain provisions of the Loan Agreement, upon and subject to the terms and conditions of this Amendment.

                             Statement of Agreement

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans outstanding thereunder, the mutual covenants set forth therein and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment to Loan Agreement. Subject to the provisions of SECTION 2, the Loan Agreement is hereby amended by:

         (a) amending Section 1.1 Definitions by amending the definition "Applicable Margin" in its entirety to read as follows:

                  "Applicable Margin" means (a) as to Base Rate Revolving Credit Loans, 0.50%, and (b) as to Eurodollar Rate Revolving Credit Loans, 2.25%, subject to quarterly adjustment as follows: From and after the delivery of the consolidated quarterly financial statements of Heafner and its Consolidated Subsidiaries for the Fiscal Quarter ending on or about December 31, 2000 and each Fiscal Quarter ending thereafter and the related officer's certificate in accordance with the respective provisions of SECTIONS 10.1(B) and 10.3, the foregoing percentages will be adjusted, provided, that no Default or Event of Default has occurred and is continuing, effective the first day of the calendar month that begins at least 10 days after delivery of such financial statements for such Fiscal Quarter or any succeeding Fiscal Quarter, to the percentages set forth in ANNEX B that correspond

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         to the Interest Coverage Ratio reflected in such financial statements and the related certificate.

         (b) amending subsection (b) of Section 4.2 Certain Fees by deleting the percentage "0.375%" appearing therein and substituting therefor the percentage "0.50%"; and

         (c) amending subsection (c) of Section 11.1 Financial Covenants in its entirety to read as follows:

                  (c) Permit the Interest Coverage Ratio, calculated for the period of four consecutive Fiscal Quarters then ended, as of the last day of any Fiscal Quarter ending (i) on or after the Effective Date and prior to the last day of the fourth Fiscal Quarter of Fiscal Year 2000 (i.e., on or about December 31, 2000), to be less than 1.25 to 1 and (ii) on or after the last day of the fourth Fiscal Quarter of Fiscal Year 2000, to be less than 1.35 to 1.

         Section 2. Effectiveness of Amendment. The provisions of SECTION 1 of this Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") on which the statements set forth in SECTION 3 shall be correct and the Administrative Agent shall have received the following documents, each of which shall be in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

         (a) at least seven copies of this Amendment duly executed by the Borrowers and the Required Lenders;

         (b) a certificate of the president or chief financial officer of Heafner stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement, after giving effect to the Amendment,

                  (i) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct in all material respects on and as of the Amendment Effective Date, and

                  (ii)     no Default or Event of Default exists;

         and the Administrative Agent shall be satisfied as to the truth and accuracy thereof; and

         (c) such other documents and instruments as the Administrative Agent may reasonably request.

         Section 3. Representations and Warranties. Each Borrower hereby makes the following representations and warranties to the Administrative Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:


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         (a)      Authorization of Agreements. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

         (b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment and each other agreement contemplated hereby to which such Borrower is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to such Borrower or any of its Subsidiaries,

                  (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of such Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Borrower, any of its Subsidiaries or any of such Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to such Borrower or any of its Subsidiaries, or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

         Section 4. Effect of Amendment. From and after the Amendment Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent and the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 5.        Counterpart Execution; Governing Law.

         (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be as effective as delivery of a manually delivered counterpart thereof.


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         (b)      Governing Law. This Amendment shall be governed by and
construed in accordance with the laws of the State of New York without giving effect to conflicts of law principles thereof.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                             BORROWERS:

                                             HEAFNER TIRE GROUP, INC.

[CORPORATE SEAL]

Attest:                                  By: /s/ Donald C. Roof
                                             ----------------------------
                                              Name: Donald C. Roof
/s/ J. Michael Gaither                        Title: President and Chief
----------------------                               Executive Officer
[Assistant] Secretary


                                         WINSTON TIRE COMPANY

[CORPORATE SEAL]

Attest:                                  By: /s/ Donald C. Roof
                                             ----------------------------
                                             Name: Donald C. Roof
/s/ J. Michael Gaither                       Title: Chief Executive Officer
----------------------
[Assistant] Secretary
                                         By: /s/ David H. Taylor
                                             ----------------------------
                                             Name: David H. Taylor
                                             Title: Vice President & Treasurer

                                         THE SPEED MERCHANT, INC.

[CORPORATE SEAL]

Attest:                                  By: /s/ Donald C. Roof
                                             ----------------------------
                                             Name: Donald C. Roof
/s/ J. Michael Gaither                       Title: Chief Executive Officer
----------------------
[Assistant] Secretary

                                         By: /s/ David H. Taylor
                                             ----------------------------
                                             Name: David H. Taylor
                                             Title: Vice President & Treasurer


                                         CALIFORNIA TIRE COMPANY


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[CORPORATE SEAL]

Attest:                                  By: /s/ Donald C. Roof
                                             ----------------------------
                                             Name: Donald C. Roof
/s/ J. Michael Gaither                       Title: Chief Executive Officer
----------------------
[Assistant] Secretary

                                         By: /s/ David H. Taylor
                                             ----------------------------
                                             Name: David H. Taylor
                                             Title: Vice President & Treasurer


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                                          FLEET CAPITAL CORPORATION, as
                                          Administrative Agent and as a Lender

                                          By: /s/ Stephen Y. McGehee
                                             ----------------------------
                                              Stephen Y. McGehee
                                              Senior Vice President


                                          BANK OF AMERICA, N.A., as Syndication
                                          Agent and as a Lender

                                          By: /s/ Greg Gentry
                                             ----------------------------
                                              Name: Greg Gentry
                                              Title: Vice President


                                          FIRST UNION NATIONAL BANK,
                                          as Documentation Agent and as a Lender

                                          By: /s/ John T. Trainor
                                             ----------------------------
                                              Name: John T. Trainor
                                              Title: Vice President


                                          MELLON BANK, N.A., as a Lender

                                          By: /s/ Patrick Aarons
                                             ----------------------------
                                              Name: Patrick Aarons
                                              Title: Vice President


                                          PNC BANK, NATIONAL ASSOCIATION,
                                          as a Lender

                                          By: /s/ John W. Speiser
                                             ----------------------------
                                              Name: John W. Speiser
                                              Title: Vice President


                                          GUARANTORS:

                                          Acknowledged and consented to this 20
                                          day of July 2000:


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                                          T.O. HAAS TIRE COMPANY, INC.

                                          By: /s/ David H. Taylor
                                             ----------------------------
                                              Name: David H. Taylor
                                              Title: Vice President & Treasurer

                                          T.O. HAAS HOLDING CO., INC.

                                          By: /s/ David H. Taylor
                                              ----------------------------
                                              Name: David H. Taylor
                                              Title: Vice President & Treasurer

                                          HAAS INVESTMENT COMPANY

                                          By: /s/ David H. Taylor
                                              ----------------------------
                                              Name: David H. Taylor
                                              Title: Vice President & Treasurer


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